UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 7, 2025
YEXT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38056	20-8059722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
61 Ninth Avenue
New York, NY 10011
(Address of principal executive offices, including zip code)
(212) 994-3900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YEXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 7, 2025, Yext, Inc. (“Yext”) entered into a Unit Purchase Agreement (the “Unit Purchase Agreement”) with KabanaSoft, LLC, a Pennsylvania limited liability company d/b/a Places Scout (“Places Scout”), the individual sellers listed on the signature pages thereto (the “Sellers”) and Mark Kabana, in his capacity as the representative of the Sellers, pursuant to which it purchased all of the Units in Places Scout and Places Scout became a wholly-owned subsidiary of Yext (the “Acquisition”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Unit Purchase Agreement.

Pursuant to the Unit Purchase Agreement, Yext (i) purchased the Units for a purchase price of $20.3 million in cash, subject to customary adjustments as set forth in the Unit Purchase Agreement and (ii) agreed to grant approximately $10.0M of incentive equity, based on current trading prices of Yext’s common stock, to certain key employees of Places Scout.

Yext and Places Scout have made customary representations, warranties, and covenants in the Unit Purchase Agreement.

The foregoing description of the Unit Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Unit Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference. It is not intended to provide any financial or other factual information about Yext, Places Scout, or any other party to the Unit Purchase Agreement. There are representations, warranties, and covenants contained in the Unit Purchase Agreement that were made by the parties to each other as of specific dates. The representations, warranties, and covenants (1) were made only for purposes of the Unit Purchase Agreement and were solely for the benefit of the parties to the Unit Purchase Agreement, (2) may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Unit Purchase Agreement instead of establishing matters as facts, and (3) may be subject to a contractual standard of materiality that is different from certain standards generally applicable to investors. Investors should not rely on the representations, warranties, and covenants as characterizations of the actual state of facts regarding or condition of the parties or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Unit Purchase Agreement or earlier dates specified therein, which subsequent information may or may not be fully reflected in public disclosures by Yext. Accordingly, investors should read the Unit Purchase Agreement not in isolation but in conjunction with other information about Yext that is included in reports, statements and other filings made with the SEC by Yext.

Item 2.02. Results of Operations and Financial Condition
On February 10, 2025, Yext issued a press release (the “Press Release”) announcing the Acquisition. The Press Release also included certain updates to Yext’s guidance for the fourth fiscal quarter and fiscal year ended January 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The Company uses its Investor Relations page (http://investors.yext.com) as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify forward-looking statements by the use of terminology such as “believe”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. These forward-looking statements include, but are not limited to, statements regarding the anticipated timing, completion and effects of the Unit Purchase. The statements are based on management’s current expectations, estimates and projections, are not guarantees of future performance, and are subject to certain risks, uncertainties and other factors, some of which are beyond Yext’s control and are difficult to predict, including, but not limited to, the ability to successfully complete the Unit Purchase on anticipated terms and timetable; the ability to successfully integrate and achieve expected benefits of the Unit Purchase; and risk relating to any unforeseen liabilities of Places Scout.

The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those described in Yext’s Annual Report on Form 10-K for the period ended January 31, 2024, Yext’s most recent Quarterly Report on Form 10-Q and from time to time other filings with the SEC, which are available on the SEC’s website ( http://www.sec.gov ).

Stockholders of Yext are cautioned not to place undue reliance on Yext’s forward-looking statements, which speak only as of the date such statements are made. Yext does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this filing, or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Unit Purchase Agreement among Yext, Inc., KabanaSoft, LLC, the Sellers and the Seller Representative, dated as of February 7, 2025
99.1	Press Release dated February 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*The registrant has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The schedule of exhibits omitted is included with such agreement. The registrant shall supplementally furnish a copy of any of the omitted schedules to the Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YEXT, INC.

By:	/s/ Ho Shin
Ho Shin EVP & General Counsel

Date: February 10, 2025